COMMON STOCK	12 Months Ended
Nov. 30, 2012
CommonStock
Note 3. COMMON STOCK

From inception through November 30, 2012, the Company has issued an aggregate of 4,510,000 common shares for cash proceeds of $23,600.

On January 11, 2013, the Company amended and restated its Articles of Incorporation and increased the Company’s authorized capital stock from 75,000,000 shares of Common Stock at par value of $0.001 per share and no Preferred Stock to 500,000,000 shares of Common Stock at par value of $0.0001 per share and 20,000,000 shares of “blank-check” Preferred Stock at par value of $0.0001 par value per share.

The financial statements herein have been retroactively restated to reflect the amended par value of Common Stock.